Exhibit 21.0

TRANSCONTINENTAL REALTY INVESTORS, INC.

SUBSIDIARIES OF THE REGISTRANT

The following is a list of all subsidiaries of and partnership interests of Transcontinental Realty Investors, Inc., the percentage of ownership and the state or other jurisdiction of organization or incorporation as of December 31, 2009 (indention indicates immediate parent entity):

Corporations

Name of Entity	Ownership	Jurisdiction
American Realty Investors, Inc.	2.4%	Nevada
ART One Hickory Corporation	100%	Nevada
ART Two Hickory Corporation	100%	Nevada
Centura-Ewing, Inc.	100%	Nevada
Continental Common Lease, Inc.	100%	Louisiana
Continental Mortgage and Equity Investors, Inc.	100%	Nevada
Continental Baronne, Inc.	100%	Nevada
Continental Common, Inc.	100%	Nevada
Continental Poydras Corp.	100%	Nevada
Continental Signature, Inc.	100%	Nevada
Continental Somerset Corporation	100%	Nevada
Coventry Pointe, Inc.	100%	Nevada
EQK Bridgeview Plaza, Inc.	100%	Nevada
Garden Centura, Inc.	100%	Nevada
Hartford Building Corporation	100%	Texas
Income Opportunity Realty Investors, Inc.	85.2%	Nevada
Mandahl Bay Holdings, Inc.	100%	US Virgin Islands
Midland Odessa Properties, Inc.	48.8%	California
South Cochran Corporation	100%	Nevada
South Toler, Inc.	100%	Texas
T Autumn Chase, Inc.	100%	Nevada
T Belmont, Inc.	100%	Nevada
T Blue Lake II, Inc.	100%	Nevada
T Blue Lakes, Inc.	100%	Nevada
T Breakwater, Inc.	100%	Nevada
T Capitol Hill II, Inc.	100%	Nevada
T Capitol Hill, Inc.	100%	Nevada
T Castle Glen, Inc.	100%	Nevada
T City Park, Inc.	100%	Nevada
T Clarksville, Inc.	100%	Nevada
T Copperridge, Inc.	100%	Nevada
T Dakota Arms, Inc.	100%	Nevada
T Desoto Ridge, Inc.	100%	Nevada
T Desoto, Inc.	100%	Nevada
T Dorado Ranch, Inc.	100%	Nevada
T Echo Valley, Inc.	100%	Nevada
T Galleria Town Center, Inc.	100%	Nevada
T Galleria West Hotel, Inc.	100%	Nevada
T Galleria West Lofts, Inc.	100%	Nevada

Name of Entity	Ownership	Jurisdiction
T Grand Prairie, Inc.	100%	Nevada
T Hackberry, Inc.	100%	Nevada
T Heather Creek, Inc.	100%	Nevada
T Island Bay Corp.	100%	Nevada
T Keller Springs, Inc.	100%	Nevada
T Kingsland Ranch, Inc.	100%	Nevada
T Kinsey Bridges, Inc.	100%	Nevada
T Lago Vista West, Inc.	100%	Nevada
T Laguna, Inc.	100%	Nevada
T Lakeforest, Inc.	100%	Nevada
T LC Station, Inc.	100%	Nevada
T LC Village, Inc.	100%	Nevada
T Legend, Inc.	100%	Nevada
T Longfellow, Inc.	100%	Nevada
T Majestic, Inc.	100%	Nevada
T Mansions, Inc.	100%	Nevada
T Mason Park, Inc.	100%	Nevada
T Maumelle, Inc.	100%	Nevada
T Metro Center, Inc.	100%	Nevada
T Nashville, Inc.	100%	Nevada
T Park Central, Inc.	100%	Nevada
T Pecan Creek, Inc.	100%	Nevada
T Pecan Pointe, Inc.	100%	Nevada
T Pinnacle, Inc.	100%	Nevada
T Plum Creek, Inc.	100%	Nevada
T Polo Estates, Inc.	100%	Nevada
T Rogers, Inc.	100%	Nevada
T Sendero Ridge, Inc.	100%	Nevada
T Sorrento, Inc.	100%	Nevada
T Southwood 1295, Inc.	100%	Nevada
T Southwood 1394, Inc.	100%	Nevada
T Spanish Trail, Inc.	100%	Nevada
T Spyglass, Inc.	100%	Nevada
T Stonemason, Inc.	100%	Nevada
T Summer Breeze, Inc.	100%	Nevada
T Surf, Inc.	100%	Nevada
T Temple Villas, Inc.	100%	Nevada
T Travis, Inc.	100%	Nevada
T Vance Jackson, Inc.	100%	Nevada
T Verona Villas, Inc.	100%	Nevada
T Windsong, Inc.	100%	Nevada
TCascades, Inc.	100%	Nevada
TCI 1013 Common, Inc.	100%	Nevada
TCI 109 Beltline, Inc.	100%	Nevada
TCI 151 Acres, Inc.	100%	Nevada
TCI 319 Acres, Inc.	100%	Nevada
TCI 600 Las Colinas, Inc.	100%	Nevada
TCI 9033 Wilshire Boulevard	100%	Nevada
TCI Anderson Estates, Inc.	100%	Nevada
TCI Audubon Terrace, Inc.	100%	Nevada
TCI Baywalk Corp.	100%	Nevada
TCI Bentonville, Inc.	100%	Nevada
TCI Centura, Inc.	100%	Nevada

Name of Entity	Ownership	Jurisdiction
TCI Circle C, Inc.	100%	Nevada
TCI Courtyard, Inc.	100%	Nevada
TCI Dedeaux Road, Inc.	100%	Nevada
TCI Denham Springs, Inc.	100%	Nevada
TCI DLJ II, Inc.	100%	Nevada
TCI DLJ III, Inc.	100%	Nevada
TCI Heritage Building, Inc.	100%	Nevada
TCI Hunters Glen, Inc.	100%	Nevada
TCI Keller Hicks, Inc.	100%	Nevada
TCI LeFlore Estates, Inc.	100%	Nevada
TCI Lexington Corp.	100%	Nevada
TCI Limestone Vista Ridge, Inc.	100%	Nevada
TCI Marina Landing Corp.	100%	Nevada
TCI McKinney 34, Inc.	100%	Nevada
TCI McKinney Ranch, Inc.	100%	Nevada
TCI Mercer Crossing, Inc.	100%	Nevada
TCI Monticello Estates, Inc.	100%	Nevada
TCI Mountain Plaza, Inc.	100%	Nevada
TCI MS Investment, Inc.	100%	Mississippi
TCI NO Properties, Inc.	100%	Nevada
TCI Ocean Estates, Inc.	100%	Nevada
TCI Paramount Terrace, Inc.	100%	Nevada
TCI Park West I, Inc.	100%	Nevada
TCI Park West II, Inc.	100%	Nevada
TCI Park West Land, Inc.	100%	Nevada
TCI Riverwalk I, Inc.	100%	Nevada
TCI Riverwalk II, Inc.	100%	Nevada
TCI Stone Villas, Inc.	100%	Nevada
TCI Sugar Mill, Inc.	100%	Nevada
TCI Tivoli, Inc.	99%	Nevada
TCI UIW, Inc.	100%	Nevada
TCI Valley Ranch 20, Inc.	100%	Nevada
TCI West End, Inc.	100%	Nevada
TCI Westwood Square, Inc.	100%	Nevada
TCI Willowbrook Village, Inc.	100%	Nevada
TCI Woodsong, Inc.	100%	Nevada
TFalcon, Inc.	100%	Nevada
Top Capital Partners, Inc.	100%	Nevada
Transcontinental 4400, Inc.	100%	Nevada
Today Mason Park GP, Inc.	100%	Texas
Transcontinental Cary, Inc.	100%	Nevada
Transcontinental Eldorado, Inc.	100%	Nevada
Transcontinental Gautier Land, Inc.	100%	Nevada
Transcontinental Lamar, Inc.	100%	Nevada
Transcontinental Texstar, Inc.	100%	Nevada
Transcontinental Treehouse Corporation	100%	Nevada
Transcontinental Westgrove, Inc.	100%	Nevada
Verandas at Cityview Corp.	100%	Nevada
Warren Road Farm, Inc.	100%	Nevada

LLC interests, including direct and indirect ownership through subsidiaries

Name of Entity	Ownership	Jurisdiction
CCH Member, LLC	100%	Mississippi
Capital Center Holdings, LLC	50%	Mississippi
David L. Jordan Apartments, Phase III, LLC	0.01%	Mississippi
JMJ Circle C East, LLC	100%	Texas
JMJ Circle C West, LLC	100%	Texas
JMJ Circle C, LLC	100%	Texas
LeFlore Estates, LLC	0.01%	Mississippi
North Texas EB-5 Regional Center, LLC	100%	Nevada
T Courtyards at Cockrell Housing, LLC	100%	Nevada
T Lodges, LLC	100%	Nevada
T Midland, LLC	100%	Nevada
T Sierra Court, LLC	100%	Nevada
T Toulon, LLC	100%	Nevada
T Townhome Investments, LLC	100%	Nevada
T Whitman, LLC	100%	Nevada
TCI Adriatic, LLC	100%	Nevada
TCI Alpenloan, LLC	100%	Nevada
TCI Amoco Property, LLC	100%	Delaware
TCI Arbor Pointe, LLC	100%	Texas
TCI Blue Ridge, LLC	100%	Nevada
TCI Bridgewood, LLC	100%	Nevada
TCI Centura Holdings, LLC	100%	Nevada
TCI Fountains at Waterford, LLC	100%	Texas
TCI Hines Acres, LLC	100%	Nevada
TCI Ladue, LLC	100%	Nevada
TCI Luna Ventures, LLC	100%	Nevada
TCI Manhattan 1, LLC	100%	Nevada
TCI Manhattan 2, LLC	100%	Nevada
TCI Meridian Acres, LLC	100%	Nevada
TCI Pantaze, LLC	100%	Nevada
TCI Payne North Land, LLC	100%	Nevada
TCI Ridgepoint, LLC	100%	Nevada
TCI Sunchase Apartments, LLC	100%	Texas
TCI Texas Properties, LLC	100%	Nevada
TCI Thornwood Apartments, LLC	100%	Texas
Thornwood Land and Cattle, LLC	100%	Nevada
Three Hickory Center, LLC	100%	Nevada
Travis Ranch, LLC	100%	Nevada

Partnership interests, including direct and indirect ownership through subsidiaries
Metra Cross Pool 2, LP	14.6%	Delaware
Metra Delmar Valley, LP	14.6%	Delaware
Metra Enclave, LP	14.6%	Delaware
Metra Fairway View, LP	14.6%	Delaware
Metra Fountain Lake, LP	14.6%	Delaware
Metra Harper’s Ferry, LP	14.6%	Delaware
Metra Quail Oaks, LP	14.6%	Delaware
Metra Westwood, LP	14.6%	Delaware
Metra Willow Creek, LP	14.6%	Delaware

Name of Entity	Ownership	Jurisdiction
Monticello Estates, LP	0.0%	Arkansas
Mountain Home Associates, LP	37.0%	New York
Nakash Income Associates	60.0%	Georgia
Northside on Travis, LTD	24.0%	Texas
Pacific Galveston Properties, LP	1.0%	Texas
Parc at Clarksville, LP	99.0%	Tennessee
Parc at Denham Springs, LP	24.0%	Louisiana
Parc at Grand Prairie, LP	99.0%	Texas
Parc at Maumelle, LP	99.0%	Arkansas
Parc at Metro Center II, LP	24.0%	Tennessee
Parc at Metro Center, LP	99.0%	Tennessee
Parc at Rogers, LP	99.0%	Arkansas
Pecan Pointe, LTD	24.0%	Texas
Plum Creek Apartments, LTD	24.0%	Texas
Riverwalk Apartments, LP	0.01%	Mississippi
SA Spanish Trail, LTD	99.0%	Texas
Sendero Ridge, LTD	75.0%	Texas
Signature Athletic Limited Partnership	100.0%	Texas
Spyglass of Mansfield, LTD	99.0%	Texas
TCI Eton Square, LP	90.0%	Texas
TCI Woodmont Group III, LP	75.1%	Texas
TCI Woodmont Group IV, LP	75.1%	Texas
TCI Woodmont Group V, LP	75.1%	Texas
TCI Woodmont Group VII, LP	75.1%	Texas
Tivoli Midway, LTD	99.0%	Texas
Verona Villa Apartments, LTD	24.0%	Texas
Vistas of Pinnacle Park, LTD	99.0%	Texas
Vistas of Vance Jackson, LTD	99.0%	Texas
Westgrove Air Plaza, LTD	90.0%	Texas
Wildflower Villas, LTD	99.0%	Texas
Woodmont TCI Group IX, LP	75.1%	Texas
Woodmont TCI Group VIII, LP	75.1%	Texas
Woodmont TCI Group X, LP	75.1%	Texas
Woodmont TCI Group XI, LP	75.1%	Texas
Woodmont TCI Group XII, LP	75.1%	Texas
Woodmont TCI Group XIII, LP	75.1%	Texas
Woodmont TCI Group XIV, LP	75.1%	Texas